MILLER, ELLIN & COMPANY
Certified Public Accountants



                                                 International Plaza
                                                 750 Lexington Avenue
                                                 New York, New York  10022-1200

                                                          (212) 750-9100

                                                          Fax (212) 750-2727




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





The Board of Directors
Uniflex, Inc.

         We hereby consent to the incorporation by reference in this registration statement of our report dated March 21, 1995 appearing in the annual report on Form 10-K of Uniflex, Inc. for the fiscal year ended January 31, 1996 and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/Miller, Ellin & Company
                                       ----------------------------
                                           MILLER, ELLIN & COMPANY


October 22, 1996